Klondex Announces Significant High Grade Extensions of Veins at Fire
Creek; Intercepts 96.92 opt Gold over 1.7 Feet

Reno, NV – February 8, 2017– Klondex Mines Ltd. (KDX:TSX; KLDX:NYSE MKT) (“Klondex” or the “Company”) is pleased to provide an update on underground drilling at its Fire Creek Mine (“Fire Creek”) located in northern Nevada, USA. The following drill results are not included within the mineral reserve and mineral resource estimates released on September 14, 2016. These results will be included in the next mineral reserve and mineral resource update.

Fire Creek Mine Underground Drilling Highlights: (see TABLE 1 for complete results)

•	FCU–0714: 96.92 opt Au over 1.7 ft., or 3,322.8 g/t over 0.5 m – Joyce Vein
•	FCU–0692: 1.47 opt Au over 8.0 ft., or 50.3 g/t over 2.4 m – Joyce Vein
•	FCU–0689: 1.08 opt Au over 18.3 ft., or 37.0 g/t over 5.6 m – Joyce/Vonnie Vein Intersection
•	FCU–0709: 0.84 opt Au over 33.0 ft., or 28.9 g/t over 10.1 m – Karen/Honeyrunner Vein Intersection
•	FCU–0716: 0.45 opt Au over 53.8 ft., or 15.3 g/t over 16.4 m – Vein 31

KEY POINTS: (FIGURE 1)
Forty one underground core holes totaling 35,494.5 ft. (10,818.7 m) were drilled during this reporting period.

Drilling targeted the northern and down dip extensions of Vein 31, Honeyrunner and Karen veins around the northern–most area of the mine workings. These drill holes intersected both exceptional widths and grades and support the continuity of mineralization along these structures. Notable results from drill holes FCU–0709 and FCU–0716 suggest that the structures may converge into a wider, high grade zone of mineralization just north of our existing workings.

Drilling results from FCU–0692, FCU–0689 and FCU–0704 extended the Joyce and Vonnie veins down dip, and FCU–0714 indicates the potential for two high–grade structures at depth suggesting the eastern most structure is on the edge of another high–grade ore shoot on the Vonnie vein.

Drilling to the northeast of the North Main Haulage continued to develop and upgrade the mineral resource on veins 9 and 16.

Mr. Brian Morris, Vice President, Exploration said, “These outstanding results from our underground drilling at Fire Creek continue to demonstrate the significant potential of this mineral resource to expand as we step out along strike and vertically.” Mr. Morris continued, “These wide mineralized zones to the north may offer significant positive impacts on future production by offering opportunities to employ bulk mining techniques.”

Assays were performed by ALS Chemex of Reno, Nevada, as directed under the supervision of Klondex staff. This organization is an ISO 17025 accredited independent laboratory.

A description of the data verification methods, quality assurance program and quality control measures applied can be found in the technical report titled “Technical Report for the Fire Creek Project, Lander County, Nevada”, dated March 28, 2016 and with an effective date of June 30, 2015 which is available under the Company’s issuer profile on SEDAR at www.sedar.com.

Table 1

Hole ID	Azi	Incl	TD	From	To	Length	Au Grade	Ag Grade	TD	From	To	Length	Au Grade	Ag Grade
			(ft)	(ft)	(ft)	(ft)	(Au oz/t)	(Ag oz/t)	(m)	(m)	(m)	(m)	(Au g/t)	(Ag g/t)	Vein
FCU–0558	259	–5	586.5	49.5	57	7.5	0.196	0.637	178.8	15.1	17.4	2.29	6.71	21.84	Karen
including				49.5	52.0	2.5	0.135	0.321		15.1	15.8	0.76	4.63	11.00
including				52.0	54.5	2.5	0.024	0.073		15.8	16.6	0.76	0.81	2.50
including				54.5	57.0	2.5	0.429	1.517		16.6	17.4	0.76	14.70	52.01
FCU–0560	259	–5	596.0	50.0	54.7	4.7	0.137	0.462	181.7	15.2	16.7	1.43	4.69	15.83	Karen
including				50.0	51.0	1.0	0.136	0.583		15.2	15.5	0.30	4.65	20.00
including				51.0	52.0	1.0	0.236	0.642		15.5	15.8	0.30	8.08	22.00
including				52.0	54.7	2.7	0.100	0.350		15.8	16.7	0.82	3.44	12.00
FCU–0561	260	–24	825.5	95.0	98.1	3.1	0.120	0.204	251.6	29.0	29.9	0.94	4.10	7.00	Karen
and				280.6	282.7	2.1	0.134	0.073		85.5	86.2	0.64	4.59	2.50	Vein 21
and				312.0	316.3	4.3	0.102	0.073		95.1	96.4	1.31	3.49	2.50	Vein 41
and				502.5	505.0	2.5	0.266	0.321		153.2	153.9	0.76	9.13	11.00	Vein 45
FCU–0562	236	–35	1402.0	557.5	562.0	4.5	0.113	0.204	427.3	169.9	171.3	1.37	3.86	7.00	Vein 45
and				628.5	632.4	3.9	0.369	1.225		191.6	192.8	1.19	12.65	42.00	Vein 45
and				726.0	738.9	12.9	0.154	0.253		221.3	225.2	3.93	5.27	8.66	Vein 58 Splay
including				726.0	727.5	1.5	0.106	0.175		221.3	221.7	0.46	3.65	6.00
including				727.5	728.3	0.8	0.128	0.350		221.7	222.0	0.24	4.40	12.00
including				728.3	732.0	3.7	0.133	0.321		222.0	223.1	1.13	4.56	11.00
including				732.0	732.6	0.6	0.064	0.073		223.1	223.3	0.18	2.20	2.50
including				732.6	737.0	4.4	0.152	0.073		223.3	224.6	1.34	5.21	2.50
including				737.0	738.9	1.9	0.275	0.613		224.6	225.2	0.58	9.42	21.00
and				762.7	775.4	12.7	0.329	0.654		232.5	236.3	3.87	11.30	22.44	Vein 58
including				762.7	765.7	3.0	0.901	1.254		232.5	233.4	0.91	30.90	43.00
including				765.7	767.7	2.0	0.061	0.204		233.4	234.0	0.61	2.09	7.00
including				767.7	768.7	1.0	0.097	0.350		234.0	234.3	0.30	3.31	12.00
including				768.7	769.8	1.1	0.269	0.438		234.3	234.6	0.34	9.22	15.00
including				769.8	772.6	2.8	0.072	0.073		234.6	235.5	0.85	2.46	2.50
including				772.6	775.4	2.8	0.273	1.108		235.5	236.3	0.85	9.37	38.00
FCU–0563	281	–5	412.0			No Significant Intercept			125.6		No Significant Intercept
FCU–0662	66	–24	1798.0	253.0	258.0	5.0	2.503	1.108	548.0	77.1	78.6	1.52	85.81	38.00	Vein 31
and				538.0	550.5	12.5	0.171	0.134		164.0	167.8	3.81	5.87	4.60	Karen
including				538.0	540.5	2.5	0.166	0.073		164.0	164.7	0.76	5.69	2.50
including				540.5	543.0	2.5	0.005	0.073		164.7	165.5	0.76	0.16	2.50
including				543.0	545.5	2.5	0.212	0.204		165.5	166.3	0.76	7.26	7.00
including				545.5	548.0	2.5	0.198	0.146		166.3	167.0	0.76	6.80	5.00
including				548.0	550.5	2.5	0.276	0.175		167.0	167.8	0.76	9.46	6.00
and				563.4	565.6	2.2	0.244	0.263		171.7	172.4	0.67	8.37	9.00	Karen Splay
and				569.1	575.9	6.8	0.165	0.258		173.5	175.5	2.07	5.65	8.85	Karen Splay
including				569.1	570.5	1.4	0.187	0.073		173.5	173.9	0.43	6.41	2.50
including				570.5	573.2	2.7	0.153	0.321		173.9	174.7	0.82	5.24	11.00
including				573.2	575.9	2.7	0.165	0.292		174.7	175.5	0.82	5.66	10.00
and				583.8	593.0	9.2	0.168	0.120		177.9	180.7	2.80	5.75	4.11	Hui Wu
including				583.8	584.6	0.8	0.896	0.613		177.9	178.2	0.24	30.70	21.00
including				584.6	588.0	3.4	0.078	0.073		178.2	179.2	1.04	2.69	2.50
including				588.0	593.0	5.0	0.112	0.073		179.2	180.7	1.52	3.84	2.50
and				1223.9	1224.6	0.7	0.388	0.204		373.0	373.3	0.21	13.30	7.00	New Structure
FCU–0663	84	–22	1838.0	453.0	456.0	3.0	0.103	0.108	560.2	138.1	139.0	0.91	3.54	3.70	Karen
and				623.0	624.5	1.5	0.161	0.120		189.9	190.3	0.46	5.51	4.10	Vein 39
and				1667.0	1669.6	2.6	0.104	0.134		508.1	508.9	0.79	3.56	4.60	New Structure
FCU–0685	281	–25	768.0	383.0	393.0	10.0	0.139	0.197	234.1	116.7	119.8	3.05	4.75	6.75	Karen

including				383.0	388.0	5.0	0.162	0.073		116.7	118.3	1.52	5.55	2.50
including				388.0	393.0	5.0	0.115	0.321		118.3	119.8	1.52	3.95	11.00
and				408.0	408.9	0.9	0.305	0.321		124.4	124.6	0.27	10.45	11.00	Honeyrunner
and				453.5	455.8	2.3	0.118	0.073		138.2	138.9	0.70	4.05	2.50	Vein 59
and				470.8	471.7	0.9	0.107	0.073		143.5	143.8	0.27	3.66	2.50	Vein 59 Ladder
FCU–0687	91	–33	2693.0			No Significant Intercept			820.8			No Significant Intercept
FCU–0688	101	–5	615.0	297.9	298.5	0.6	0.131	0.233	187.5	90.8	91.0	0.18	4.49	8.00	Vein 65
and				362.0	362.5	0.5	0.207	0.204		110.3	110.5	0.15	7.10	7.00	Vein 16
and				417.3	441.4	24.1	0.200	0.315		127.2	134.5	7.35	6.87	10.79	New Structure
including				417.3	418.0	0.7	0.200	0.321		127.2	127.4	0.21	6.86	11.00
including				418.0	419.4	1.4	0.111	0.175		127.4	127.8	0.43	3.80	6.00
including				419.4	420.0	0.6	0.018	0.073		127.8	128.0	0.18	0.61	2.50
including				420.0	421.2	1.2	0.019	0.146		128.0	128.4	0.37	0.66	5.00
including				421.2	421.9	0.7	0.665	0.496		128.4	128.6	0.21	22.80	17.00
including				421.9	423.4	1.5	0.040	0.233		128.6	129.1	0.46	1.36	8.00
including				423.4	425.0	1.6	0.121	0.438		129.1	129.5	0.49	4.15	15.00
including				425.0	426.7	1.7	0.090	0.233		129.5	130.1	0.52	3.08	8.00
including				426.7	429.0	2.3	0.155	0.467		130.1	130.8	0.70	5.31	16.00
including				429.0	434.2	5.2	0.271	0.379		130.8	132.3	1.58	9.30	13.00
including				434.2	435.2	1.0	0.344	0.321		132.3	132.6	0.30	11.80	11.00
including				435.2	436.1	0.9	0.227	0.350		132.6	132.9	0.27	7.78	12.00
including				436.1	436.8	0.7	0.531	0.729		132.9	133.1	0.21	18.20	25.00
including				436.8	437.7	0.9	0.148	0.204		133.1	133.4	0.27	5.06	7.00
including				437.7	439.0	1.3	0.094	0.073		133.4	133.8	0.40	3.21	2.50
including				439.0	441.4	2.4	0.286	0.263		133.8	134.5	0.73	9.82	9.00
and				446.7	447.5	0.8	0.335	0.496		136.2	136.4	0.24	11.50	17.00	Splay Vein
and				614.0	615.0	1.0	0.188	0.496		187.1	187.5	0.30	6.44	17.00	New Structure
FCU–0689	84	–28	553.0	383.0	401.3	18.3	1.079	0.830	168.6	116.7	122.3	5.58	37.01	28.47	Joyce/Vonnie Intersection
including				383.0	385.3	2.3	0.642	0.613		116.7	117.4	0.70	22.00	21.00
including				385.3	386.7	1.4	0.316	0.438		117.4	117.9	0.43	10.85	15.00
including				386.7	388.4	1.7	9.859	6.417		117.9	118.4	0.52	338.04	220.03
including				388.4	391.3	2.9	0.078	0.204		118.4	119.3	0.88	2.67	7.00
including				391.3	393.0	1.7	0.052	0.350		119.3	119.8	0.52	1.77	12.00
including				393.0	395.5	2.5	0.102	0.263		119.8	120.5	0.76	3.48	9.00
including				395.5	398.0	2.5	0.067	0.073		120.5	121.3	0.76	2.30	2.50
including				398.0	400.7	2.7	0.067	0.073		121.3	122.1	0.82	2.28	2.50
including				400.7	401.3	0.6	0.262	0.073		122.1	122.3	0.18	8.98	2.50
FCU–0690	92	–11	550.0	346.9	347.8	0.9	4.069	2.129	167.6	105.7	106.0	0.27	139.52	73.01	Joyce
and				372.5	373.0	0.5	0.270	0.700		113.5	113.7	0.15	9.27	24.00	Vonnie Splay
and				390.5	395.6	5.1	1.044	0.560		119.0	120.6	1.55	35.81	19.21	Vonnie Splay
including				390.5	391.5	1.0	2.112	1.517		119.0	119.3	0.30	72.41	52.01
including				391.5	395.0	3.5	0.008	0.073		119.3	120.4	1.07	0.29	2.50
including				395.0	395.6	0.6	5.309	1.809		120.4	120.6	0.18	182.02	62.01
FCU–0691	98	–33	649.0	129.0	131.3	2.3	0.112	0.073	197.8	39.3	40.0	0.70	3.83	2.50	Vein 12
FCU–0692	109	–22	667.0	405.7	413.7	8.0	1.466	0.999	203.3	123.7	126.1	2.44	50.26	34.25	Joyce
including				405.7	407.0	1.3	0.121	0.496		123.7	124.1	0.40	4.15	17.00
including				407.0	408.0	1.0	0.878	0.729		124.1	124.4	0.30	30.10	25.00
including				408.0	410.7	2.7	0.048	0.263		124.4	125.2	0.82	1.65	9.00
including				410.7	412.0	1.3	0.152	0.350		125.2	125.6	0.40	5.22	12.00
including				412.0	413.7	1.7	6.097	3.209		125.6	126.1	0.52	209.02	110.01
and				421.0	425.8	4.8	0.261	0.355		128.3	129.8	1.46	8.96	12.17	Vonnie
including				421.0	423.0	2.0	0.227	0.321		128.3	128.9	0.61	7.77	11.00

including				423.0	425.8	2.8	0.286	0.379		128.9	129.8	0.85	9.80	13.00
FCU–0693	276	–15	1430.5	294.0	296.2	2.2	0.137	0.204	436.0	89.6	90.3	0.67	4.68	7.00	Vein 21
and				445.0	449.0	4.0	0.207	0.618		135.6	136.9	1.22	7.09	21.20	Vein 45/21 Ladder Vein
including				445.0	446.0	1.0	0.284	0.729		135.6	135.9	0.30	9.74	25.00
including				446.0	447.2	1.2	0.289	0.554		135.9	136.3	0.37	9.90	19.00
including				447.2	448.0	0.8	0.088	0.292		136.3	136.6	0.24	3.02	10.00
including				448.0	449.0	1.0	0.126	0.846		136.6	136.9	0.30	4.33	29.00
FCU–0694	255	–15	507.0	300.0	302.0	2.0	0.122	0.146	154.5	91.4	92.0	0.61	4.18	5.00	Vein 55
and				326.6	329.0	2.4	0.174	0.321		99.5	100.3	0.73	5.96	11.00	Karen
and				359.0	367.0	8.0	0.839	0.684		109.4	111.9	2.44	28.75	23.45	Honeyrunner
including				359.0	361.0	2.0	0.228	0.350		109.4	110.0	0.61	7.83	12.00
including				361.0	362.0	1.0	0.439	0.379		110.0	110.3	0.30	15.05	13.00
including				362.0	363.0	1.0	0.910	0.583		110.3	110.6	0.30	31.20	20.00
including				363.0	364.2	1.2	1.482	1.604		110.6	111.0	0.37	50.81	55.01
including				364.2	366.0	1.8	1.581	0.933		111.0	111.6	0.55	54.21	32.00
including				366.0	367.0	1.0	0.279	0.204		111.6	111.9	0.30	9.56	7.00
and				375.0	378.0	3.0	0.194	0.428		114.3	115.2	0.91	6.64	14.67	Honeyrunner Splay
including				375.0	376.0	1.0	0.244	0.525		114.3	114.6	0.30	8.36	18.00
including				376.0	377.0	1.0	0.213	0.438		114.6	114.9	0.30	7.31	15.00
including				377.0	378.0	1.0	0.124	0.321		114.9	115.2	0.30	4.25	11.00
and				404.4	405.5	1.1	0.196	0.073		123.3	123.6	0.34	6.73	2.50	Vein 59 Splay
and				410.0	412.0	2.0	0.113	0.671		125.0	125.6	0.61	3.87	23.00	Vein 59
FCU–0695	255	–37	1427.0			No Significant Intercept			434.9			No Significant Intercept
FCU–0696	103	–37	674.0	94.0	99.0	5.0	0.120	0.073	205.4	28.7	30.2	1.52	4.10	2.50	Hui Wu
and				203.2	205.4	2.2	0.129	0.073		61.9	62.6	0.67	4.41	2.50	Vein 39
FCU–0697	110	–33	677.0	89.0	91.1	2.1	0.164	0.073	206.3	27.1	27.8	0.64	5.62	2.50	Hui Wu
and				124.0	127.0	3.0	0.125	0.073		37.8	38.7	0.91	4.30	2.50	Vein 12
and				181.4	182.0	0.6	0.103	0.073		55.3	55.5	0.18	3.53	2.50	Vein 39
and				197.0	199.5	2.5	0.109	0.073		60.0	60.8	0.76	3.75	2.50	Vein 39 Splay
FCU–0698	108	1	79.0			No Significant Intercept			24.1			No Significant Intercept
FCU–0699	103	–15	204.0			No Significant Intercept			62.2			No Significant Intercept
FCU–0700	103	–27	804.0	257.4	258.1	0.7	0.180	0.073	245.1	78.5	78.7	0.21	6.17	2.50	Vein 12 Splay
and				310.7	311.2	0.5	0.132	0.146		94.7	94.9	0.15	4.53	5.00	Vein 12
and				349.8	350.3	0.5	0.316	0.233		106.6	106.8	0.15	10.85	8.00	Vein 39
FCU–0701	98	–36	369.0			No Significant Intercept			112.5			No Significant Intercept			No Significant Intercepts
FCU–0703	94	–25	949.0	755.5	756.2	0.7	0.324	0.321							Joyce
FCU–0704	94	–33	948.0	615.2	617.5	2.3	0.458	0.240	289.0	187.5	188.2	0.70	15.70	8.24	Hui Wu
including				615.2	616.0	0.8	0.966	0.554		187.5	187.8	0.24	33.10	19.00
including				616.0	617.5	1.5	0.187	0.073		187.8	188.2	0.46	6.42	2.50
and				628.5	629.1	0.6	0.264	0.642		191.6	191.7	0.18	9.04	22.00	Hui Wu Splay
and				789.7	791.5	1.8	2.159	1.108		240.7	241.2	0.55	74.01	38.00	Joyce
FCU–0705	274	–34	1190.0			No Significant Intercept			362.7			No Significant Intercept
FCU–0706	275	–11	597.0	407.0	422.3	15.3	0.190	0.747	182.0	124.05	128.72	4.66	6.53	25.60	Honeyrunner
including				407.0	412.0	5.0	0.244	1.342		124.05	125.58	1.52	8.37	46.01
including				412.0	417.0	5.0	0.274	0.729		125.58	127.10	1.52	9.41	25.00
including				417.0	421.1	4.1	0.012	0.073		127.10	128.35	1.25	0.41	2.50
including				421.1	422.3	1.2	0.226	0.642		128.35	128.72	0.37	7.76	22.00
and				436.3	437.6	1.3	0.198	0.233		132.98	133.38	0.40	6.79	8.00	Honeyrunner Splay
and				449.2	474.3	25.1	0.109	0.691		136.92	144.57	7.65	3.72	23.70	Vein 59
including				449.2	452.5	3.3	0.141	1.079		136.92	137.92	1.01	4.85	37.00
including				452.5	457.0	4.5	0.187	1.167		137.92	139.29	1.37	6.40	40.00
including				457.0	460.0	3.0	0.118	0.904		139.29	140.21	0.91	4.03	31.00

including				460.0	463.5	3.5	0.036	0.321		140.21	141.27	1.07	1.25	11.00
including				463.5	464.2	0.7	0.158	0.817		141.27	141.49	0.21	5.41	28.00
including				464.2	465.0	0.8	0.053	0.233		141.49	141.73	0.24	1.82	8.00
including				465.0	465.6	0.6	0.107	0.525		141.73	141.91	0.18	3.66	18.00
including				465.6	469.5	3.9	0.069	0.467		141.91	143.10	1.19	2.38	16.00
including				469.5	473.2	3.7	0.089	0.350		143.10	144.23	1.13	3.05	12.00
including				473.2	474.3	1.1	0.109	0.467		144.23	144.57	0.34	3.74	16.00
FCU–0707	279	–35	847.0	432.0	434.5	2.5	0.515	0.233	258.2	131.7	132.4	0.76	17.67	8.00	Karen Structure
including				432.0	433.0	1.0	0.855	0.321		131.7	132.0	0.30	29.30	11.00
including				433.0	434.5	1.5	0.289	0.175		132.0	132.4	0.46	9.91	6.00
and				440.6	457.0	16.4	0.248	0.130		134.3	139.3	5.00	8.51	4.47	Karen Structure
including				440.6	443.5	2.9	0.168	0.073		134.3	135.2	0.88	5.77	2.50
including				443.5	444.0	0.5	0.263	0.175		135.2	135.3	0.15	9.03	6.00
including				444.0	445.0	1.0	0.236	0.073		135.3	135.6	0.30	8.09	2.50
including				445.0	446.3	1.3	1.441	0.408		135.6	136.0	0.40	49.41	14.00
including				446.3	447.0	0.7	0.382	0.204		136.0	136.2	0.21	13.10	7.00
including				447.0	452.0	5.0	0.036	0.073		136.2	137.8	1.52	1.25	2.50
including				452.0	457.0	5.0	0.179	0.146		137.8	139.3	1.52	6.13	5.00
and				508.2	509.0	0.8	0.184	0.146		154.9	155.1	0.24	6.30	5.00	Honeyrunner
FCU–0708	279	–29	1416.0	393.6	394.2	0.6	0.203	0.263	431.6	120.0	120.2	0.18	6.97	9.00	Karen
and				416.9	419.3	2.4	0.123	0.073		127.1	127.8	0.73	4.23	2.50	Karen Splay
including				416.9	418.0	1.1	0.116	0.073		127.1	127.4	0.34	3.97	2.50
including				418.0	419.3	1.3	0.130	0.073		127.4	127.8	0.40	4.45	2.50
and				426.5	436.6	10.1	0.314	0.245		130.0	133.1	3.08	10.77	8.42	Honeyrunner
including				426.5	427.3	0.8	0.100	0.073		130.0	130.2	0.24	3.42	2.50
including				427.3	428.2	0.9	0.096	0.073		130.2	130.5	0.27	3.28	2.50
including				428.2	429.0	0.8	0.104	0.073		130.5	130.8	0.24	3.57	2.50
including				429.0	431.3	2.3	0.718	0.438		130.8	131.5	0.70	24.60	15.00
including				431.3	431.9	0.6	0.543	0.233		131.5	131.6	0.18	18.60	8.00
including				431.9	432.5	0.6	0.015	0.073		131.6	131.8	0.18	0.52	2.50
including				432.5	433.0	0.5	0.188	0.073		131.8	132.0	0.15	6.46	2.50
including				433.0	433.8	0.8	0.010	0.073		132.0	132.2	0.24	0.34	2.50
including				433.8	434.5	0.7	0.252	0.408		132.2	132.4	0.21	8.63	14.00
including				434.5	435.1	0.6	0.426	0.496		132.4	132.6	0.18	14.60	17.00
including				435.1	436.0	0.9	0.217	0.321		132.6	132.9	0.27	7.43	11.00
including				436.0	436.6	0.6	0.347	0.233		132.9	133.1	0.18	11.90	8.00
and				440.0	440.8	0.8	0.247	0.073		134.1	134.4	0.24	8.48	2.50	Honeyrunner Splay
and				465.0	465.6	0.6	0.268	0.073		141.7	141.9	0.18	9.19	2.50	Vein 59
and				482.5	483.1	0.6	1.097	0.233		147.1	147.2	0.18	37.60	8.00	Vein 59 Splay
and				633.8	636.0	2.2	0.153	0.109		193.2	193.9	0.67	5.26	3.75	Vein 21
including				633.8	635.0	1.2	0.119	0.073		193.2	193.5	0.37	4.09	2.50
including				635.0	635.5	0.5	0.221	0.233		193.5	193.7	0.15	7.56	8.00
including				635.5	636.0	0.5	0.168	0.073		193.7	193.9	0.15	5.75	2.50
FCU–0709	282	–14	727.0	397.2	397.7	0.5	0.347	0.904	221.6	121.1	121.2	0.15	11.90	31.00	Karen Splay
and				412.0	445.0	33.0	0.842	0.661		125.6	135.6	10.06	28.87	22.67	Karen/Honeyrunner intersection
including				412.0	414.5	2.5	0.464	1.021		125.6	126.3	0.76	15.90	35.00
including				414.5	417.0	2.5	1.068	1.021		126.3	127.1	0.76	36.60	35.00
including				417.0	419.5	2.5	0.992	0.933		127.1	127.9	0.76	34.00	32.00
including				419.5	422.0	2.5	0.443	0.846		127.9	128.6	0.76	15.20	29.00
including				422.0	424.5	2.5	0.499	0.525		128.6	129.4	0.76	17.10	18.00
including				424.5	427.0	2.5	0.700	0.817		129.4	130.1	0.76	24.00	28.00
including				427.0	429.5	2.5	0.884	0.788		130.1	130.9	0.76	30.30	27.00

including				429.5	432.0	2.5	0.228	0.175		130.9	131.7	0.76	7.80	6.00
including				432.0	434.5	2.5	1.190	0.583		131.7	132.4	0.76	40.80	20.00
including				434.5	437.0	2.5	0.878	0.350		132.4	133.2	0.76	30.10	12.00
including				437.0	439.5	2.5	1.071	0.467		133.2	134.0	0.76	36.70	16.00
including				439.5	442.0	2.5	1.423	0.642		134.0	134.7	0.76	48.81	22.00
including				442.0	445.0	3.0	1.062	0.467		134.7	135.6	0.91	36.40	16.00
FCU–0712	70	–23	949.0	360.5	361.2	0.7	0.426	0.146	289.3	109.9	110.1	0.21	14.60	5.00	Vein 05
including				431.2	432.2	1.0	0.185	0.175		131.4	131.7	0.30	6.35	6.00	Vein 18
and				528.0	535.9	7.9	0.104	0.130		160.9	163.3	2.41	3.58	4.45	Karen
including				528.0	528.7	0.7	0.115	0.073		160.9	161.1	0.21	3.93	2.50
including				528.7	533.1	4.4	0.003	0.073		161.1	162.5	1.34	0.10	2.50
including				533.1	535.9	2.8	0.261	0.233		162.5	163.3	0.85	8.96	8.00
and				550.6	552.2	1.6	0.172	0.146		167.8	168.3	0.49	5.91	5.00	Karen Splay
and				553.4	557.1	3.7	0.178	0.149		168.7	169.8	1.13	6.10	5.10	Karen Splay
including				553.4	554.1	0.7	0.187	0.073		168.7	168.9	0.21	6.42	2.50
including				554.1	554.8	0.7	0.231	0.233		168.9	169.1	0.21	7.92	8.00
including				554.8	557.1	2.3	0.159	0.146		169.1	169.8	0.70	5.45	5.00
and				574.1	576.7	2.6	0.130	0.159		175.0	175.8	0.79	4.45	5.46	Hui Wu
including				574.1	575.5	1.4	0.127	0.146		175.0	175.4	0.43	4.34	5.00
including				575.5	576.7	1.2	0.134	0.175		175.4	175.8	0.37	4.58	6.00
and				589.6	594.5	4.9	0.225	0.073		179.7	181.2	1.49	7.71	2.50	Hui Wu Splay
including				589.6	590.1	0.5	0.327	0.073		179.7	179.9	0.15	11.20	2.50
including				590.1	594.5	4.4	0.213	0.073		179.9	181.2	1.34	7.31	2.50
and				598.0	601.6	3.6	0.191	0.073		182.3	183.4	1.10	6.55	2.50	Vein 39
including				598.0	600.5	2.5	0.167	0.073		182.3	183.0	0.76	5.72	2.50
including				600.5	601.1	0.6	0.331	0.073		183.0	183.2	0.18	11.35	2.50
including				601.1	601.6	0.5	0.145	0.073		183.2	183.4	0.15	4.97	2.50
and				606.5	609.8	3.3	0.304	0.073		184.9	185.9	1.01	10.43	2.50	Vein 39 Splay
including				606.5	609.0	2.5	0.303	0.073		184.9	185.6	0.76	10.40	2.50
including				609.0	609.8	0.8	0.306	0.073		185.6	185.9	0.24	10.50	2.50
and				613.9	615.0	1.1	0.254	0.073		187.1	187.5	0.34	8.71	2.50	Joyce
FCU–0713	68	–11	1576.0	596.5	597.5	1.0	0.171	0.292	480.4	181.8	182.1	0.30	5.87	10.00	Joyce
and				1352.3	1353.7	1.4	0.127	0.204		412.2	412.6	0.43	4.35	7.00	New Structure
FCU–0714	55	–14	1463.0	556.0	559.0	3.0	0.233	0.236	445.9	169.5	170.4	0.91	7.99	8.10	Karen
including				556.0	558.7	2.7	0.144	0.175		169.5	170.3	0.82	4.92	6.00
including				558.7	559.0	0.3	1.038	0.788		170.3	170.4	0.09	35.60	27.00
and				647.7	649.4	1.7	96.915	51.775		197.4	197.9	0.52	3322.79	1775.14	Joyce
including				647.7	648.4	0.7	5.338	2.392		197.4	197.6	0.21	183.02	82.01
including				648.4	649.4	1.0	161.018	86.343		197.6	197.9	0.30	5520.63	2960.34
and				677.9	680.1	2.2	5.207	1.779		206.6	207.3	0.67	178.52	61.01	Vonnie
and				1244.0	1245.7	1.7	0.138	0.073		379.2	379.7	0.52	4.74	2.50	Vonnie Splay
FCU–0715	279	–17	878.0	328.0	333.0	5.0	0.260	0.073	267.6	100.0	101.5	1.52	8.92	2.50	Karen
and				393.0	393.5	0.5	0.207	0.073		119.8	119.9	0.15	7.09	2.50	Vein 18
and				401.8	404.9	3.1	0.181	0.250		122.5	123.4	0.94	6.22	8.58	Honeyrunner
including				401.8	403.6	1.8	0.167	0.263		122.5	123.0	0.55	5.71	9.00
including				403.6	404.9	1.3	0.202	0.233		123.0	123.4	0.40	6.93	8.00
and				435.0	436.4	1.4	0.110	0.073		132.6	133.0	0.43	3.76	2.50	Vein 59
FCU–0716	283	–11	642.0	404.3	413.0	8.7	0.160	0.199	195.7	123.2	125.9	2.65	5.49	6.84	Honeyrunner
including				404.3	406.1	1.8	0.272	0.073		123.2	123.8	0.55	9.33	2.50
including				406.1	406.9	0.8	0.017	0.204		123.8	124.0	0.24	0.59	7.00
including				406.9	407.6	0.7	0.369	0.963		124.0	124.2	0.21	12.65	33.00
including				407.6	408.3	0.7	0.373	0.263		124.2	124.4	0.21	12.80	9.00

including				408.3	411.7	3.4	0.023	0.073		124.4	125.5	1.04	0.78	2.50
including				411.7	412.4	0.7	0.134	0.204		125.5	125.7	0.21	4.58	7.00
including				412.4	413.0	0.6	0.330	0.321		125.7	125.9	0.18	11.30	11.00
and				420.1	421.1	1.0	0.235	0.408		128.0	128.4	0.30	8.06	14.00	Vein 59/Honeyrunner Ladder Vein
and				427.3	429.0	1.7	0.267	0.340		130.2	130.8	0.52	9.17	11.65	Vein 59/Honeyrunner Ladder Vein
including				427.3	428.5	1.2	0.289	0.408		130.2	130.6	0.37	9.90	14.00
including				428.5	429.0	0.5	0.216	0.175		130.6	130.8	0.15	7.40	6.00
and				432.5	486.3	53.8	0.448	1.845		131.8	148.2	16.40	15.34	63.27	Vein 31
including				432.5	433.2	0.7	0.130	2.713		131.8	132.0	0.21	4.45	93.01
including				433.2	434.6	1.4	0.171	2.567		132.0	132.5	0.43	5.85	88.01
including				434.6	438.1	3.5	0.008	0.073		132.5	133.5	1.07	0.29	2.50
including				438.1	438.6	0.5	0.239	0.408		133.5	133.7	0.15	8.18	14.00
including				438.6	440.3	1.7	0.325	0.642		133.7	134.2	0.52	11.15	22.00
including				440.3	441.2	0.9	0.627	1.079		134.2	134.5	0.27	21.50	37.00
including				441.2	442.9	1.7	0.968	1.750		134.5	135.0	0.52	33.20	60.01
including				442.9	445.0	2.1	0.492	1.546		135.0	135.6	0.64	16.85	53.01
including				445.0	446.6	1.6	0.309	0.073		135.6	136.1	0.49	10.60	2.50
including				446.6	449.2	2.6	0.534	1.954		136.1	136.9	0.79	18.30	67.01
including				449.2	450.0	0.8	0.586	2.071		136.9	137.2	0.24	20.10	71.01
including				450.0	453.5	3.5	0.613	2.392		137.2	138.2	1.07	21.00	82.01
including				453.5	454.3	0.8	0.624	4.638		138.2	138.5	0.24	21.40	159.02
including				454.3	456.2	1.9	1.082	2.159		138.5	139.0	0.58	37.10	74.01
including				456.2	459.3	3.1	2.299	7.993		139.0	140.0	0.94	78.81	274.03
including				459.3	462.4	3.1	0.642	2.684		140.0	140.9	0.94	22.00	92.01
including				462.4	462.9	0.5	0.161	0.729		140.9	141.1	0.15	5.51	25.00
including				462.9	465.7	2.8	0.283	2.217		141.1	141.9	0.85	9.69	76.01
including				465.7	469.0	3.3	0.022	0.175		141.9	143.0	1.01	0.76	6.00
including				469.0	469.7	0.7	0.132	0.583		143.0	143.2	0.21	4.52	20.00
including				469.7	470.7	1.0	0.115	0.642		143.2	143.5	0.30	3.94	22.00
including				470.7	473.7	3.0	0.101	0.438		143.5	144.4	0.91	3.47	15.00
including				473.7	478.1	4.4	0.150	0.817		144.4	145.7	1.34	5.15	28.00
including				478.1	478.6	0.5	0.116	0.408		145.7	145.9	0.15	3.97	14.00
including				478.6	482.0	3.4	0.171	0.583		145.9	146.9	1.04	5.86	20.00
including				482.0	482.7	0.7	0.438	1.079		146.9	147.1	0.21	15.00	37.00
including				482.7	484.4	1.7	0.001	0.073		147.1	147.6	0.52	0.02	2.50
including				484.4	485.4	1.0	0.394	4.288		147.6	147.9	0.30	13.50	147.02
including				485.4	486.3	0.9	0.197	9.393		147.9	148.2	0.27	6.77	322.04
FCU–0717	111	–4	223.0			No Significant Intercept			68.0			No Significant Intercept
FCU–0718	119	–4	115.0			No Significant Intercept			35.1			No Significant Intercept
FCU–0719	119	–20	699.0	0.0	3.5	3.5	0.260	0.467	213.1	0.0	1.1	1.07	8.90	16.00	Vein 58
FCU–0719A	119	–20	1230.0	943.3	944.1	0.8	1.059	0.642	374.9	287.5	287.8	0.24	36.30	22.00	Joyce
FCU–0721	113	–23	498.0	11.1	11.6	0.5	0.200	0.175	151.8	3.4	3.5	0.15	6.87	6.00	Karen Splay
and				131.1	131.6	0.5	0.188	0.204		40.0	40.1	0.15	6.46	7.00	Hui Wu
and				192.2	193.0	0.8	0.134	0.073		58.6	58.8	0.24	4.59	2.50	Vein 39
FCU–0722	81	–20	423.0	2.5	5.0	2.5	0.103	0.438	128.9	0.8	1.5	0.76	3.53	15.00	Vein 59
and				109.7	111.0	1.3	0.174	0.175		33.4	33.8	0.40	5.96	6.00	Hui Wu
including				109.7	110.3	0.6	0.132	0.073		33.4	33.6	0.18	4.54	2.50
including				110.3	111.0	0.7	0.209	0.263		33.6	33.8	0.21	7.17	9.00

Fire Creek UG Drill Results - Figure 1

FCU-0562
12.7' @ 0.33 opt Au
Including 3.0' @ 0.90 opt Au
FCU-0694
8.0' @ 0.84 opt Au
FCU-0716
53.8' @ 0.45 opt Au
Including 22.1' @ 0.88 opt Au
FCU-0662
5.0' @ 2.50 opt Au
Vein 58
Vein 45
Vein 31
Honeyrunner
644500 E
FCU-0709
33.0' @ 0.84 opt Au
Including 3.0' @ 1.06 opt Au
Karen
Hui Wu
Joyce
Vonnie
FCU-0688
24.1' @ 0.20 opt Au
N
645000 E
Vein 9
Vein 16
Modeled Vein
Vein Extension
Inferred Vein Extension
Drill Hole showing Intercepts > 0.1 opt Au
New Drill Hole Intercept (drilled thickness)
FCU-0692
8.0' @ 1.47 opt Au
Including 1.7' @ 6.10 opt Au
645500 E
FCU-0689
18.3' @ 1.08 opt Au
Including 1.7' @ 9.86 opt Au
FCU-0704
1.8' @ 2.16 opt Au
FCU-0714
1.7' @ 96.92 opt Au
Including 1.0' @ 161.08 opt Au
765000 N
765500 N
766000 N
766500 N

About Klondex Mines Ltd. (www.klondexmines.com)
Klondex is a well–capitalized, junior–tier gold and silver mining company focused on exploration, development, and production in a safe, environmentally responsible, and cost–effective manner. The Company has 100% interests in three producing mineral properties: the Fire Creek Mine and the Midas Mine and ore milling facility, both of which are located in the state of Nevada, USA, and the True North Gold Mine (formerly known as the Rice Lake Mine) and mill in Manitoba, Canada. The Company also has 100% interests in two recently acquired projects, the Hollister mine and the Aurora mine and ore milling facility (formerly known as Esmeralda), also located in Nevada, USA.

For More Information
John Seaberg
Senior Vice President, Investor Relations and Corporate Development
O: 775–284–5757
M: 303–668–7991
jseaberg@klondexmines.com

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Brian Morris (AIPG CPG–11786), a "qualified person" within the meaning of NI 43–101.

Cautionary Note Regarding Forward–looking Information
This news release contains certain information that may constitute forward– looking information or forward– looking statements under applicable Canadian and United States securities legislation (collectively, “forward– looking information” ), including but not limited to the exploration potential at the Fire Creek Mine, the timing of expanded production, potential upgrade and expansion of mineral resources at the Fire Creek Mine and future exploration and production plans of Klondex. This forward– looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. These uncertainties and risks include, but are not limited to, the strength of the global economy; the price of gold; operational, funding and liquidity risks; the degree to which mineral resource estimates are reflective of actual mineral resources; the degree to which mineral reserve estimates are reflective of actual mineral reserves; the degree to which factors which would make a mineral deposit commercially viable are present; the risks and hazards associated with underground operations; and the ability of Klondex to fund its substantial capital requirements and operations. Risks and uncertainties about the Company’s business are more fully discussed in the Company’ s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward–looking information or to update the reasons why actual results could differ from such information unless required by law.

Cautionary Note to U.S. Investors Regarding the Use of Mining Terms
This news release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. All resource and reserve estimates included or referred to in this news release have been prepared in accordance with National Instrument 43– 101 Standards of Disclosure for Mineral Projects (“NI 43–101” ). NI 43–101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. These standards differ significantly from the mineral reserve disclosure requirements of the U.S. Securities and Exchange Commission (the “SEC”) set out in Industry Guide 7. Consequently, reserve and resource information contained in this news release is not comparable to similar information that would generally be disclosed by U.S. companies in accordance with the rules of the SEC.